The FANTOM II Study First Report for the 12-month clinical outcomes of the Fantom sirolimus-eluting bioresorbable scaffold Dr. Alexandre Abizaid Instituto Dante Pazzanese de Cardiologia Sao Paulo, Brazil EXHIBIT 99.2

Potential conflicts of interest Speaker's name: Dr. Alexandre Abizaid I have the following potential conflicts of interest to report: Consultant to REVA Medical, Inc.

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Fantom Bioresorbable Scaffold



Fantom® **(REVA Medical)**
Sirolimus-Eluting Bioresorbable Scaffold
Desaminotyrosine Polycarbonate

Key Scaffold Features

- Complete scaffold visibility under x-ray
- Single-step continuous inflation
- Clinically significant expansion range
- Optimal radial strength at 125 µm thickness
- Vasomotion restoration ~1 year
- No special storage or handling



Visibility



Deliverability



Vessel Patency

2

Fantom Radiographic Visibility Fantom’s (x-ray) visibility (Covalently bound Iodine to polymer) Allows for: Precise scaffold placement Accurate lesion coverage Full structural assessment after deployment Less reliance on invasive imaging compared to other BRS (IVUS/OCT) Absorb Fantom Xience Fantom

Fantom Enhanced Deliverability Thin 125µm strut design enables: Reduced scaffold crossing profile Greater device flexibility Increased access to a greater number of lesions Full blood flow restoration Fantom Lesion Courtesy of A. Abizaid, Dante Pazzanese, Sao Paulo, Brazil

Inflation process: Continuous inflation to intended diameter Reduces arterial occlusion time for the patient Increases speed for scaffold delivery for the physician Eliminates the need to recall multiple inflation schemes Fantom Single-Step Inflation REVA’s advanced polymer enables single-step inflation [VIDEO]

Fantom Bioresorbable Scaffold Features Post-dilation without compromise Substantial expansion safety margin 0.75 to 1.0 mm depending upon device size Able to adjust for vessel taper Restoration of vasomotion Maintains radial strength during healing Restoration of vasomotion approx. 1 yr. Eliminates undesirable shear stress induced by a permanent implant Polymer enables expansion to 3.75 mm without fracture 3.0mm Nominal Device

FANTOM II Trial Safety & Performance Study for the Fantom Sirolimus-Eluting Bioresorbable Coronary Scaffold

FANTOM II Study Investigators Australia Dr. Muller, Dr. Jepson, Dr. Walters Belgium Dr. De Bruyne Brazil Dr. Abizaid, Dr. Costa, Dr. Chamie, Dr. Perin Denmark Dr. Christiansen, Dr. Lassen, Dr. Okkels-Jensen France Dr. Carrié, Dr. Chevalier, Dr. Fajadet, Dr. Collet Germany Dr. Weber-Albers, Dr. Naber, Dr. Achenbach, Dr. Frey, Dr. Lutz, Dr. Kische, Dr. Ince, Dr. Brachman Netherlands Dr. Amoroso, Dr. Wykrzykowska, Dr. Daemen Poland Dr. Dudek, Dr. Kochman, Dr. Koltowski, Dr. Lesiak, Dr. Wojdyla

FANTOM II Study Design and Endpoints Study Design Safety and Performance Trial 240 patients in 2 cohorts 2.5mm to 3.5mm vessels Lesion length ≤ 20mm Angiographic follow-up Cohort A: 6 months 117 Pts. Cohort B: 9 months 123 Pts. Serial imaging sub-studies Cohort A: 24 months (25 Patients) Cohort B: 48 months (25 Patients) Study Population N= 240 Patients 28 Clinical Centers Participating Cohort A (117 Patients) 6 Mo Clinical Follow-up (MACE) Cohort B (123 Patients) 6 Mo Clinical Follow-up (MACE) 6 Mo Angiographic Follow-up (LLL) Includes OCT & IVUS Sub-study @ 24 months 9 Mo Angiographic Follow-up (LLL) Includes OCT & IVUS Sub-study @ 48 months Annual Clinical Follow-up (5 yrs) Annual Clinical Follow-up (5 yrs)

FANTOM II – Cohort A & B Study Overview and Baseline Characteristics Patient Characteristics (N=240) Patient Age (average years) 62.7 ± 10.1 Male 70.4% Diabetes 23.8% Current/Former Smoker 59.6% Hypertension 73.8% Hyperlipidemia 70.8% Prior PCI 43.8% Prior CABG 2.9% Prior MI 26.3% Recent LVEF <40% 0.0% (N=231) Study Population N= 240 Patients 28 Clinical Centers 6 & 9 Month Follow-up Clinical & Imaging 6 & 12 Month Follow-up Clinical Angiographic (cohort A N=100) (cohort B N=105) OCT (cohort A N=73) (cohort B N=80) IVUS (cohort A N=45) (cohort B N=27) Long Term Follow-up Clinical (annual through 5 years)

FANTOM II – Cohort A Lesion Characteristics and Procedural Outcomes Target Lesion Location (n=238)1 LAD 48.7% (116) LCX 31.3% (74) RCA 20.2% (48) ACC/AHA Lesion Class (n=238)1 Type A 18.5% (44) Type B1 49.6% (118) Type B2 29.4% (70) Type C 2.5% (6) Lesion Characteristics Initial Outcomes Defined as successful delivery and deployment of the intended scaffold in the intended lesion without device related complications. Defined as acute technical success (see definition above), resulting in a residual stenosis of ≤50 percent with no immediate (in-hospital) MACE. Defined as acute procedural success (see definition above), with no MACE thirty days post-intervention and with a final diameter stenosis ≤50 percent. Two pre-procedure angiograms were not available Acute Procedural Outcomes Acute Technical Success (1) 95.8% Acute Procedural Success (2) 99.1% Clinical Procedural Success (3) 99.6%

FANTOM II – Cohort A & B Safety Results Components of 6-Month Primary Endpoint (modified ITT): non-Hierarchical N=240 (%), (N) MACE 2.1% (5) Cardiac Death 0.4% (1)1 Target vessel MI 1.3% (3) Clinically Driven TLR 0.8% (2) * As adjudicated by an independent Clinical Events Committee Note: Excludes 3 Non-Clinically Driven TLRs Components of 12-Month Secondary Endpoint (modified ITT): non-Hierarchical N=240 N, (%) MACE 4.2% (10) Cardiac Death 0.8% (2)1,2 Target vessel MI 1.3% (3) Clinically Driven TLR 2.5% (6) One patient died between 0-6 months. Exact cause of death not determined. Patient died at home 4 weeks after subsequent TAVI procedure. One death occurred between 6-12 months. Patient was reported to have died of COPD by treating physician but cardiac relation could not be excluded.

FANTOM II – Cohort A & B Safety Results Scaffold Thrombosis Assessment 12-Months Event Rate N=240 (%), (N) Scaffold Thrombosis Per Protocol Definitions 0.4% (1)1 Scaffold Thrombosis Per ACR Definition Definite 0.4% (1) Probable 0.0% (0) * As adjudicated by an independent Clinical Events Committee Note: Excludes 3 Non-Clinically Driven TLRs Target lesion was not fully covered with scaffold. Significant untreated stenosis was present at index procedure. Patient returned 5 days post procedure with a scaffold thrombosis Only 1 case of scaffold thrombosis reported to date Current Long-Term Follow-up Patients through 12 month follow-up 240 Patients through 18 month follow-up Approx.: 140 Patients through 24 month follow-up Approx.: 10

FANTOM II – Cohort A & B Angiographic – QCA Results In-Scaffold Analysis Baseline (n=238)1 Cohort A – 6 Mo. (n=100) Cohort B – 9 Mo. (n=105) RVD (mm) 2.71 ± 0.37 2.70 ± 0.36 2.73 ± 0.37 MLD (mm) 0.82 ± 0.31 2.23 ± 0.41 2.22 ± 0.43 Diameter Stenosis (%) 69.5 ± 11.0 15.3 ± 15.2 16.4 ± 14.3 Acute Gain (mm) 1.68 ± 0.41 Acute Recoil (%) 4.0 ± 8.32 Mean LLL (mm) 0.25 ± 0.40 0.33 ± 0.36 In-Segment Analysis Mean LLL (mm) 0.17 ± 0.34 0.29 ± 0.41 Baseline angiographic data was not available for two enrolled patients N = 156 patients available for recoil analysis

Fantom Scaffold OCT Mean Lumen Area Analysis Baseline Follow-up Difference p-value Mean lumen area (mm2) 6.8 (1.7) 5.7 (1.4) -1.1 (-1.3;-0.9) <0.0001 Minimal lumen area (mm2) 5.3 (1.4) 4.4 (1.4) -1.0 (-1.3;-0.7) <0.0001 Mean(SD) Reference: As presented by Jo Simonsen TCT 2016 PCI Research Aarhus University Hospital 6 Month Assessment Baseline Follow-up Difference p-value Mean lumen area (mm2) 7.1 (1.6) 5.6 (1.5) -1.6 (-1.7;-1.4) <0.0001 Minimal lumen area (mm2) 5.7 (1.4) 4.0 (1.4) -1.7 (-1.9;-1.4) <0.0001 9 Month Assessment

Fantom Scaffold OCT Stent Area Analysis Baseline Follow-up Difference p-value Mean stent area (mm2) 7.1 (1.5) 7.2 (1.4) 0.1 (-0.02;0.24) 0.12 Minimal stent area (mm2) 5.9 (1.3) 6.0 (1.3) 0.1 (-0.02;0.25) 0.08 Mean(SD) PCI Research Aarhus University Hospital 6 Month Assessment 9 Month Assessment Baseline Follow-up Difference p-value Mean stent area (mm2) 7.4 (1.6) 7.3 (1.5) -0.1 (-0.2;0.0) 0.16 Minimal stent area (mm2) 6.1 (1.4) 6.0 (1.3) -0.1 (-0.2;0.1) 0.43

Fantom Scaffold OCT Strut Coverage Follow-up Covered struts 98.1% (95.9;99.4) Median(IQR) PCI Research Aarhus University Hospital 6 Month Assessment 9 Month Assessment Follow-up Covered struts 99.0% (98.3;100.0)

68 yo. Female History of Hypertension No prior PCI Non-smoker No Diabetes LVEF = 66% Baseline Assessment Mid LAD Lesion Est. Stenosis = 80% Est. RVD = 2.79mm Lesion Length = 14 mm Case Sample Baseline assessment and Pre-dilatation [VIDEO]

Case Sample Index Procedure Post-Implant Actual Deployment Data Scaffold: 3.00 x 18.00 mm Actual Deployment Pressure = 12 atm Diameter stenosis result = 10% Post-dilatation: 3.25 x 15 mm, 16 atm, 15 sec [VIDEO] [VIDEO]

Case Sample 6 Month Follow-up Procedure Vessel remains widely patent at 6 months [VIDEO] [VIDEO]

FANTOM Program Clinical Summary Fantom offers new and clinically important features Radiopacity Deliverability Single-step inflation No special handling requirements Initial clinical data demonstrates Good acute performance Enhanced device deliverability Minimal residual stenosis and acute recoil (4%) Sustained performance and safety through 12 months Low MACE Rate (4.2%) No evidence of late scaffold thrombosis

Thank you!